SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)      October 24, 2003
                                                      ----------------


                            TENGTU INTERNATIONAL CORP
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Delaware                       000-29957                     77-0407366
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(State or Other              (Commission                   (I.R.S. Employer
Jurisdiction of              File Number)                 Identification No.)


                                 236 Avenue Road
                        Toronto, Ontario, Canada M5R 2J4
                       ----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  416-963-3999
                          -----------------------------
              (Registrant's Telephone Number, Including Area Code)


ITEM 5 and ITEM 9.  OTHER EVENTS AND REGULATION FD DISCLOSURE
------------------  -----------------------------------------

         On October 24, 2003, Tengtu International Corp. released the press release annexed hereto as Exhibit 99.1 concerning the death of Fan Qi Zhang.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TENGTU INTERNATIONAL CORP.


DATED: October 24, 2003                     By: /s/ John Watt
                                                -----------------------
                                                John Watt
                                                President